Exhibit 24
THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 1, 2007	/s/ Vincent C. Byrd
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 13, 2007	/s/ Kathryn W. Dindo
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 12, 2007	/s/ Paul J. Dolan
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 10, 2007	/s/ Elizabeth Valk Long
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that NANCY LOPEZ KNIGHT, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 14, 2007	/s/ Nancy Lopez Knight
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Mark R. Belgya and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 6, 2007	/s/ Richard K. Smucker
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 4, 2007	/s/ Timothy P. Smucker
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 6, 2007	/s/ William H. Steinbrink
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that R. DOUGLAS COWAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2007	/s/ R. Douglas Cowan
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 6, 2007	/s/ Gary A. Oatey
Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that JOHN W. DENMAN, controller of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2007, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned controller might or could do in person, in furtherance of the foregoing.

June 2, 2007	/s/ John W. Denman
Date	Controller